Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.62%
      November, 1996  4.64%
      October, 1996  4.78%
      September, 1996  4.45%


Cash Yield                                              18.36%

Investor Charge Offs                                    3.97%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.88%

Seller's Interest                                       23.97%

Total Payment Rate                                      10.02%

Total Principal Balance                                $8,198,022,382.34

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,964,689,048.95